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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


We consent to the incorporation by reference in this Registration Statement of Hollywood Casino Corporation on Form S-8 of our reports dated February 25, 2000, appearing in the Annual Report on Form 10-K of Hollywood Casino Corporation for the year ended December 31, 1999.



/s/ DELOITTE & TOUCHE LLP
-------------------------
Deloitte & Touche LLP
Dallas, Texas
October 10, 2000